AMENDMENT TO SECOND AMENDMENT TO AMENDED,
                   RESTATED AND CONSOLIDATED CREDIT AGREEMENT

                  AMENDMENT TO SECOND AMENDMENT dated as of October 15, 2001 (this "Amendment") with respect to the Second Amendment, dated as of April 29, 2001 (the "Second Amendment"), to Amended, Restated and Consolidated Credit Agreement dated as of October 12, 1999 (as amended, the "Credit Agreement") by and among American Skiing Company ("American Skiing") and the other borrowers party thereto (collectively, the "Borrowers"), the lenders party thereto (the "Lenders") and Fleet National Bank, N.A. (formerly known as BankBoston, N.A.), as agent (the "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans and other financial accommodations to the Borrowers which remain outstanding; and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Second Amendment as set forth herein, and the Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement.

                                   ARTICLE II
                                   AMENDMENTS

                  Section 2.1. Amendment to Section 4.1 (Closing Date). Section
4.1 of the Second Amendment is hereby amended by (i) deleting the date "August 15, 2001" and inserting in lieu thereof the date "August 30, 2001" and (ii) deleting the phrase "and (y) as of October 15, 2001, if the consummation of either (i) the Sale/Leaseback Transaction or (ii) the Gondola Guarantee has not occurred on or prior to such date" and inserting in lieu thereof the following phrase: ", (y) as of October 31, 2001, if the Borrowers shall fail to have a commitment with respect to the Sale/Leaseback Transaction and (z) as of November 30, 2001, if the consummation of either (i) the Sale/Leaseback Transaction or
(ii) the Gondola Guarantee has not occurred on or prior to such date".


                                   ARTICLE III
                                  CLOSING DATE

                  Section 3.1 Closing Date. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment, duly executed and delivered by the Borrowers, the Agent and the requisite Lenders.

                                   ARTICLE IV
                                 INTERPRETATION

                  Section 4.1. Continuing Effect of the Credit Agreement. The Borrowers, the Agent and each Lender hereby acknowledges and agrees that the Credit Agreement and the Second Amendment shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

                  Section 4.2. No Waiver. Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of any Default or Event of Default or of any rights, powers, privileges or remedies that the Agent or the Lenders have or may have under the Credit Agreement or the Second Amendment, any other related document or applicable law on account of such Default or Event of Default.

                                    ARTICLE V
                                  MISCELLANEOUS

                  Section 5.1. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing, and (b) all representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date.

                  Section 5.2. Payment of Fees and Expenses. The Borrowers hereby agree to pay or reimburse the Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                  Section 5.3. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 5.4. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

                  Section 5.5. Reservation of Rights. Notwithstanding anything contained in this Amendment, the Borrowers acknowledge that the Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, the Second Amendment, any other related document and applicable law on account of any Default or Event of Default.

                  Section 5.6. Waiver. The Borrowers hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Amendment or in the future against the Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (collectively, the "Lender Group"), directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing; provided, however, that the provisions of this Section
5.6 shall not apply to any such matters of which the Borrowers are presently unaware and which constitute or result from the gross negligence and/or willful misconduct of any member of the Lender Group.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                                     AMERICAN SKIING COMPANY


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     SUNDAY RIVER SKIWAY CORPORATION

                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     SUNDAY RIVER LTD.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer

                                     PERFECT TURN, INC.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     SUNDAY RIVER TRANSPORTATION INC.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer

                                     L.B.O. HOLDING, INC.

                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     SUGARBUSH RESORT HOLDINGS, INC.

                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     SUGARBUSH LEASING COMPANY


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer



                                     S-K-I, LTD.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     KILLINGTON, LTD.

                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     MOUNT SNOW LTD.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     PICO SKI AREA MANAGEMENT COMPANY


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     RESORT SOFTWARE SERVICES, INC.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     KILLINGTON RESTAURANTS, INC.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     DOVER RESTAURANTS, INC.


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     SUGARLOAF MOUNTAIN CORPORATION


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     MOUNTAINSIDE

                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     ASC UTAH

                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     STEAMBOAT SKI & RESORT CORPORATION


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer

                                     HEAVENLY  SKI & RESORT CORPORATION


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     HEAVENLY CORPORATION


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer


                                     HEAVENLY VALLEY, LIMITED  PARTNERSHIP

                                  By:  Heavenly Corporation, its general partner


                                     By:/s/ Mark J. Miller
                                        --------------------------------------
                                        Title: Chief Financial Officer

                                  FLEET NATIONAL BANK (successor in interest to
                                        BankBoston, N.A.), as Agent


                                     By:/s/ Daniel Butler
                                        --------------------------------------
                                        Title: Vice President

                                     FLEET NATIONAL BANK (successor in interest
                                        to BankBoston, N.A.), as a Lender


                                     By:/s/ Daniel Butler
                                        --------------------------------------
                                        Title: Vice President


                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                                as a Lender

                                     By:
                                        --------------------------------------
                                        Title:



                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        successor by merger to First
                                        Security Bank, N.A., as a Lender


                                     By:
                                        --------------------------------------
                                        Title:




                                    U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                     By: /s/ Illegible
                                        --------------------------------------
                                        Title:

                                     THE HOWARD BANK, N.A., as a Lender

                                     By:
                                        --------------------------------------
                                        Title:


                                     BLACK DIAMOND CLO 1998-1 LTD., as a Lender


                                     By:/s/ Illegible
                                        --------------------------------------
                                        Title:Director


                                     BLACK DIAMOND CLO 2000-1 LTD., as a Lender


                                     By:/s/ Illegible
                                        --------------------------------------
                                        Title: Director


                                     BLACK DIAMOND INTERNATIONAL FUNDING, LTD.,
                                        as a Lender


                                     By:/s/ Illegible
                                        --------------------------------------
                                        Title:Director



                                     By:
                                        --------------------------------------
                                        Title:

                                   MERRILL LYNCH PRIME RATE PORTFOLIO,
                                   as a Lender

                                   By:  Merrill Lynch Investment Managers, L.P.,
                                                as Investment Advisor


                                     By: /s/ Michael Brown
                                        --------------------------------------
                                        Title: Authorized Signatory


                                    DEBT STRATEGIES FUND, INC., as a Lender


                                     By: /s/ Michael Brown
                                        --------------------------------------
                                        Title: Authorized Signatory


                                     CAPTIVA II FINANCE LTD., as a Lender



                                     By:
                                        --------------------------------------
                                        Title:


                                     KZH-PAMCO LLC, as a Lender


                                     By: /s/ Susan Lee
                                        --------------------------------------
                                        Title: Authorized Agent



                                     KZH HIGHLAND-2 LLC, as a Lender


                                     By: /s/ Susan Lee
                                        --------------------------------------
                                        Title: Authorized Agent

                                      PAM CAPITAL FUNDING L.P., as a Lender

                                      By:  Highland Capital Management,  L.P.,
                                                as Collateral Manager


                                     By:
                                        --------------------------------------
                                        Title:


                                      PAMCO CAYMAN, LTD., as a Lender

                                      By:  Highland Capital Management,  L.P.,
                                                as Collateral Manager


                                     By:
                                        --------------------------------------
                                        Title:

                                     VAN KAMPEN PRIME RATE INCOME TRUST,
                                        as a Lender

                                     By:  Van Kampen Investment Advisory Corp.


                                     By: /s/ Darvin D. Pierce
                                        --------------------------------------
                                        Title:  Executive Director

                                     GLENEAGLES TRADING LLC, as a Lender


                                     By: /s/ Ann E. Morris
                                        --------------------------------------
                                        Title:  Assist. Vice President


                                     SRV-HIGHLAND, INC., as a Lender


                                     By: /s/ Ann E. Morris
                                        --------------------------------------
                                        Title:  Assist. Vice President


                                     LONG LANE MASTER TRUST IV, as a Lender



                                     By:
                                        --------------------------------------
                                        Title: